                       MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 15, 2001 and covers activity from August 25, 2001 through September 24, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of October, 2001.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    Robin Flanagan
                                             --------------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                               Trust Totals

Number of days in period                                                      31
Beginning Principal Receivable Balance                         16,668,701,298.75
Special Funding Account Balance                                             0.00
Beginning Total Principal Balance                              16,668,701,298.75

Finance Charge Collections (excluding                             226,154,694.22
  Discount Option & Recoveries)
Discount Percentage                                                        2.00%
Discount Option Receivables Collections                            51,804,423.93
Premium Option Receivables Collections                                      0.00
Recoveries                                                         11,669,313.26
Total Collections of Finance Charge Receivables                   289,628,431.41
Total Collections of Principal Receivables                      2,538,416,772.71
Monthly Payment Rate                                                    14.7374%
Defaulted amount                                                   82,230,668.92
Annualized Default Rate                                                  5.9197%
Trust Portfolio Yield                                                   14.6499%
New Principal Receivables                                       2,307,420,275.02
Ending Principal Receivables Balance                           16,355,474,132.14
Ending Required Minimum Principal Balance                      15,327,750,000.00
Ending Transferor Amount                                        2,030,474,132.14
Ending Special Funding Account Balance                                      0.00
Ending Total Principal Balance                                 16,355,474,132.14

B. Series Allocations                                                              Series 1997-1          Series 1998-1
---------------------                                                              -------------          -------------

Group Number                                                                                        1                      2
Invested Amount                                                                      1,000,000,000.00       1,000,000,000.00
Adjusted Invested Amount                                                             1,000,000,000.00       1,000,000,000.00
Principal Funding Account Balance                                                                0.00                   0.00
Series Required Transferor Amount                                                       70,000,000.00          70,000,000.00
Series Allocation Percentage                                                                    6.98%                  6.98%
Series Alloc. Finance Charge Collections                                                20,218,389.63          20,218,389.63
Series Allocable Recoveries                                                                814,611.75             814,611.75
Series Alloc. Principal Collections                                                    177,201,868.95         177,201,868.95
Series Allocable Defaulted Amount                                                        5,740,360.83           5,740,360.83

B. Series Allocations                                       Series 1999-3          Series 1999-4          Series 1999-5
---------------------                                       -------------          -------------          -------------

Group Number                                                                 2                      2                      2
Invested Amount                                               1,000,000,000.00         500,000,000.00         500,000,000.00
Adjusted Invested Amount                                      1,000,000,000.00         500,000,000.00         500,000,000.00
Principal Funding Account Balance                                         0.00                   0.00                   0.00
Series Required Transferor Amount                                70,000,000.00          35,000,000.00          35,000,000.00
Series Allocation Percentage                                             6.98%                  3.49%                  3.49%
Series Alloc. Finance Charge Collections                         20,218,389.63          10,109,194.81          10,109,194.81
Series Allocable Recoveries                                         814,611.75             407,305.87             407,305.87
Series Alloc. Principal Collections                             177,201,868.95          88,600,934.47          88,600,934.47
Series Allocable Defaulted Amount                                 5,740,360.83           2,870,180.42           2,870,180.42

B. Series Allocations                                       Series 2000-2          Series 2000-3          Series 2000-4
---------------------                                       -------------          -------------          -------------

Group Number                                                                 2                      2                      2
Invested Amount                                                 500,000,000.00       1,000,000,000.00       1,212,122,000.00
Adjusted Invested Amount                                        500,000,000.00       1,000,000,000.00       1,212,122,000.00
Principal Funding Account Balance                                         0.00                   0.00                   0.00
Series Required Transferor Amount                                35,000,000.00          70,000,000.00          84,848,540.00
Series Allocation Percentage                                             3.49%                  6.98%                  8.46%
Series Alloc. Finance Charge Collections                         10,109,194.81          20,218,389.63          24,507,154.87
Series Allocable Recoveries                                         407,305.87             814,611.75             987,408.82
Series Alloc. Principal Collections                              88,600,934.47         177,201,868.95         214,790,283.80
Series Allocable Defaulted Amount                                 2,870,180.42           5,740,360.83           6,958,017.65

B. Series Allocations                                       Series 2001-2          Series 2001-3          Series 2001-4
---------------------                                       -------------          -------------          -------------

Group Number                                                                 1                      2                      2
Invested Amount                                                 250,000,000.00         750,000,000.00         725,000,000.00
Adjusted Invested Amount                                        250,000,000.00         750,000,000.00         725,000,000.00
Principal Funding Account Balance                                         0.00                   0.00                   0.00
Series Required Transferor Amount                                17,500,000.00          52,500,000.00          50,750,000.00
Series Allocation Percentage                                             1.75%                  5.24%                  5.06%
Series Alloc. Finance Charge Collections                          5,054,597.41          15,163,792.22          14,658,332.48
Series Allocable Recoveries                                         203,652.94             610,958.81             590,593.52
Series Alloc. Principal Collections                              44,300,467.24         132,901,401.71         128,471,354.99
Series Allocable Defaulted Amount                                 1,435,090.21           4,305,270.62           4,161,761.60

B. Series Allocations                                       Series 2001-7
---------------------                                       -------------

Group Number                                                                 2
Invested Amount                                                 650,000,000.00
Adjusted Invested Amount                                        650,000,000.00
Principal Funding Account Balance                                         0.00
Series Required Transferor Amount                                45,500,000.00
Series Allocation Percentage                                             4.54%
Series Alloc. Finance Charge Collections                         13,141,953.26
Series Allocable Recoveries                                         529,497.63
Series Alloc. Principal Collections                             115,181,214.82
Series Allocable Defaulted Amount                                 3,731,234.54

B. Series Allocations                                   Series 1999-1          Series 1999-2
---------------------                                   -------------          -------------

Group Number                                                            1                       1
Invested Amount                                          1,000,000,000.00          500,000,000.00
Adjusted Invested Amount                                 1,000,000,000.00          500,000,000.00
Principal Funding Account Balance                                    0.00                    0.00
Series Required Transferor Amount                           70,000,000.00           35,000,000.00
Series Allocation Percentage                                        6.98%                   3.49%
Series Alloc. Finance Charge Collections                    20,218,389.63           10,109,194.81
Series Allocable Recoveries                                    814,611.75              407,305.87
Series Alloc. Principal Collections                        177,201,868.95           88,600,934.47
Series Allocable Defaulted Amount                            5,740,360.83            2,870,180.42

B. Series Allocations                                   Series 1999-6          Series 2000-1
---------------------                                   -------------          -------------

Group Number                                                            2                       1
Invested Amount                                            500,000,000.00          500,000,000.00
Adjusted Invested Amount                                   500,000,000.00          500,000,000.00
Principal Funding Account Balance                                    0.00                    0.00
Series Required Transferor Amount                           35,000,000.00           35,000,000.00
Series Allocation Percentage                                        3.49%                   3.49%
Series Alloc. Finance Charge Collections                    10,109,194.81           10,109,194.81
Series Allocable Recoveries                                    407,305.87              407,305.87
Series Alloc. Principal Collections                         88,600,934.47           88,600,934.47
Series Allocable Defaulted Amount                            2,870,180.42            2,870,180.42

B. Series Allocations                                   Series 2000-5          Series 2001-1
---------------------                                   -------------          -------------

Group Number                                                            2                       2
Invested Amount                                            787,878,000.00          750,000,000.00
Adjusted Invested Amount                                   787,878,000.00          750,000,000.00
Principal Funding Account Balance                                    0.00                    0.00
Series Required Transferor Amount                           55,151,460.00           52,500,000.00
Series Allocation Percentage                                        5.50%                   5.24%
Series Alloc. Finance Charge Collections                    15,929,624.38           15,163,792.22
Series Allocable Recoveries                                    641,814.67              610,958.81
Series Alloc. Principal Collections                        139,613,454.10          132,901,401.71
Series Allocable Defaulted Amount                            4,522,704.01            4,305,270.62

B. Series Allocations                                   Series 2001-5          Series 2001-6
---------------------                                   -------------          -------------

Group Number                                                            2                       2
Invested Amount                                            500,000,000.00          700,000,000.00
Adjusted Invested Amount                                   500,000,000.00          700,000,000.00
Principal Funding Account Balance                                    0.00                    0.00
Series Required Transferor Amount                           35,000,000.00           49,000,000.00
Series Allocation Percentage                                        3.49%                   4.89%
Series Alloc. Finance Charge Collections                    10,109,194.81           14,152,872.74
Series Allocable Recoveries                                    407,305.87              570,228.22
Series Alloc. Principal Collections                         88,600,934.47          124,041,308.26
Series Allocable Defaulted Amount                            2,870,180.42            4,018,252.58

B. Series Allocations                                                           Trust Total
---------------------                                                           -----------

Group Number
Invested Amount                                                                 14,325,000,000.00
Adjusted Invested Amount                                                        14,325,000,000.00
Principal Funding Account Balance                                                            0.00
Series Required Transferor Amount                                                1,002,750,000.00
Series Allocation Percentage                                                                 100%
Series Alloc. Finance Charge Collections                                           289,628,431.41
Series Allocable Recoveries                                                         11,669,313.26
Series Alloc. Principal Collections                                              2,538,416,772.71
Series Allocable Defaulted Amount                                                   82,230,668.92

C. Group Allocations

1. Group 1 Allocations                                                             Series 1997-1          Series 1999-1
----------------------                                                             -------------          -------------

Investor Finance Charge Collections                                                     17,375,584.71          17,375,584.71

Investor Monthly Interest                                                                5,166,145.83           4,582,187.50
Investor Default Amount                                                                  4,933,237.90           4,933,237.90
Investor Monthly Fees                                                                    1,666,666.67           1,666,666.67
Investor Additional Amounts                                                                      0.00                   0.00
Total                                                                                   11,766,050.40          11,182,092.06

Reallocated Investor Finance Charge Collections                                         17,375,584.71          17,375,584.71
Available Excess                                                                         5,609,534.31           6,193,492.65

1. Group 1 Allocations                                      Series 2001-2
----------------------                                      -------------

Investor Finance Charge Collections                               4,343,896.18

Investor Monthly Interest                                         1,132,682.29
Investor Default Amount                                           1,233,309.47
Investor Monthly Fees                                               416,666.67
Investor Additional Amounts                                               0.00
Total                                                             2,782,658.43

Reallocated Investor Finance Charge Collections                   4,343,896.18
Available Excess                                                  1,561,237.75

2. Group 2 Allocations                                      Series 1998-1          Series 1999-3          Series 1999-4
----------------------                                      -------------          -------------          -------------

Investor Finance Charge Collections                              17,375,584.71          17,375,584.71           8,687,792.35

Investor Monthly Interest                                         2,830,138.89           2,886,294.44           1,453,413.89
Investor Default Amount                                           4,933,237.90           4,933,237.90           2,466,618.95
Investor Monthly Fees                                             1,666,666.67           1,666,666.67             833,333.33
Investor Additional Amounts                                               0.00                   0.00                   0.00
Total                                                             9,430,043.45           9,486,199.01           4,753,366.17

Reallocated Investor Finance Charge Collections                  17,375,584.71          17,375,584.71           8,687,792.35
Available Excess                                                  7,945,541.26           7,889,385.70           3,934,426.18

2. Group 2 Allocations                                      Series 2000-2          Series 2000-3          Series 2000-4
----------------------                                      -------------          -------------          -------------

Investor Finance Charge Collections                               8,687,792.35          17,375,584.71          21,061,328.49

Investor Monthly Interest                                         1,453,326.39           2,896,055.56           3,199,674.18
Investor Default Amount                                           2,466,618.95           4,933,237.90           5,979,686.18
Investor Monthly Fees                                               833,333.33           1,666,666.67           2,020,203.33
Investor Additional Amounts                                               0.00                   0.00                   0.00
Total                                                             4,753,278.67           9,495,960.12          11,199,563.70

Reallocated Investor Finance Charge Collections                   8,687,792.35          17,375,584.71          21,061,328.49
Investment Funding Accountn Proceeds                                                                                    0.00
Available Excess                                                  3,934,513.68           7,879,624.59           9,861,764.79

2. Group 2 Allocations                                      Series 2001-3          Series 2001-4          Series 2001-5
----------------------                                      -------------          -------------          -------------

Investor Finance Charge Collections                              13,031,688.53          12,597,298.91           8,687,792.35

Investor Monthly Interest                                         2,161,775.00           2,095,072.78           1,466,791.67
Investor Default Amount                                           3,699,928.42           3,576,597.47           2,466,618.95
Investor Monthly Fees                                             1,250,000.00           1,208,333.33             833,333.33
Investor Additional Amounts                                               0.00                   0.00                   0.00
Total                                                             7,111,703.42           6,880,003.59           4,766,743.95

Reallocated Investor Finance Charge Collections                  13,031,688.53          12,597,298.91           8,687,792.35
Investment Funding Accountn Proceeds
Available Excess                                                  5,919,985.11           5,717,295.33           3,921,048.41

C. Group Allocations

1. Group 1 Allocations                                         Series 1999-2          Series 2000-1
----------------------                                         -------------          -------------

Investor Finance Charge Collections                                 8,687,792.35            8,687,792.35

Investor Monthly Interest                                           2,423,489.58            2,907,968.75
Investor Default Amount                                             2,466,618.95            2,466,618.95
Investor Monthly Fees                                                 833,333.33              833,333.33
Investor Additional Amounts                                                 0.00                    0.00
Total                                                               5,723,441.86            6,207,921.03

Reallocated Investor Finance Charge Collections                     8,687,792.35            8,687,792.35
Available Excess                                                    2,964,350.49            2,479,871.32

1. Group 1 Allocations                                                                Group 1 Total
----------------------                                                                -------------

Investor Finance Charge Collections                                                        56,470,650.31

Investor Monthly Interest                                                                  16,212,473.96
Investor Default Amount                                                                    16,033,023.16
Investor Monthly Fees                                                                       5,416,666.67
Investor Additional Amounts                                                                         0.00
Total                                                                                      37,662,163.79

Reallocated Investor Finance Charge Collections                                            56,470,650.31
Available Excess                                                                           18,808,486.52

2. Group 2 Allocations                                         Series 1999-5          Series 1999-6
----------------------                                         -------------          -------------

Investor Finance Charge Collections                                 8,687,792.35            8,687,792.35

Investor Monthly Interest                                           1,481,433.33            1,467,044.44
Investor Default Amount                                             2,466,618.95            2,466,618.95
Investor Monthly Fees                                                 833,333.33              833,333.33
Investor Additional Amounts                                                 0.00                    0.00
Total                                                               4,781,385.61            4,766,996.73

Reallocated Investor Finance Charge Collections                     8,687,792.35            8,687,792.35
Available Excess                                                    3,906,406.74            3,920,795.63

2. Group 2 Allocations                                         Series 2000-5          Series 2001-1
----------------------                                         -------------          -------------

Investor Finance Charge Collections                                13,689,840.93           13,031,688.53

Investor Monthly Interest                                           2,276,008.56            2,173,995.83
Investor Default Amount                                             3,886,789.61            3,699,928.42
Investor Monthly Fees                                               1,313,130.00            1,250,000.00
Investor Additional Amounts                                                 0.00                    0.00
Total                                                               7,475,928.17            7,123,924.26

Reallocated Investor Finance Charge Collections                    13,689,840.93           13,031,688.53
Investment Funding Accountn Proceeds
Available Excess                                                    6,213,912.76            5,907,764.28

2. Group 2 Allocations                                         Series 2001-6          Series 2001-7
----------------------                                         -------------          -------------

Investor Finance Charge Collections                                12,162,909.30           11,294,130.06

Investor Monthly Interest                                           2,017,030.56            1,873,361.39
Investor Default Amount                                             3,453,266.53            3,206,604.63
Investor Monthly Fees                                               1,166,666.67            1,083,333.33
Investor Additional Amounts                                                 0.00                    0.00
Total                                                               6,636,963.75            6,163,299.35

Reallocated Investor Finance Charge Collections                    12,162,909.30           11,294,130.06
Investment Funding Accountn Proceeds
Available Excess                                                    5,525,945.55            5,130,830.71

2. Group 2 Allocations                                             Group 2 Total
----------------------                                             -------------


Investor Finance Charge Collections                               192,434,600.66

Investor Monthly Interest                                          31,731,416.91
Investor Default Amount                                            54,635,609.69
Investor Monthly Fees                                              18,458,333.33
Investor Additional Amounts                                                 0.00
Total                                                             104,825,359.93

Reallocated Investor Finance Charge Collections                   192,434,600.66
Investment Funding Accountn Proceeds                                        0.00
Available Excess                                                   87,609,240.72

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                             233,438,933
61-90 Days Delinquent:                             127,504,544
90+ Days Delinquent:                               178,320,917
Total 30+ Days Delinquent:                         539,264,394

II. Series 1997-1 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                     Series             Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations              Interest               Interest
----------------------------------                -----------              --------               --------

Beginning Invested /Transferor Amount              1,163,609,165.71       1,000,000,000.00         163,609,165.71
Beginning Adjusted Invested Amount                              N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                                  N/A               85.9395%               14.0605%
Principal Allocation Percentage                                 N/A               85.9395%               14.0605%
Collections of Finance Chg. Receivables               20,218,389.63          17,375,584.71           2,842,804.92
Collections of Principal Receivables                 177,201,868.95         152,286,415.55          24,915,453.40
Defaulted Amount                                       5,740,360.83           4,933,237.90             807,122.94

Ending Invested / Transferor Amounts               1,141,743,394.91       1,000,000,000.00         141,743,394.91


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements              Class A                Class B                Interest              Total
--------------------------------------              -------                -------                --------              -----

Principal Funding Account                                      0.00                   0.00                   0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                   0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                   0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                   0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                   0.00               0.00

Coupon  September 17, 2001 to October 14, 2001              6.4000%                6.5500%                3.8625%
Monthly Interest Due                                   4,613,333.33             327,500.00             225,312.50       5,166,145.83
Outstanding Monthly Interest Due                               0.00                   0.00                   0.00               0.00
Additional Interest Due                                        0.00                   0.00                   0.00               0.00
Total Interest Due                                     4,613,333.33             327,500.00             225,312.50       5,166,145.83
Investor Default Amount                                4,267,250.78             295,994.27             369,992.84       4,933,237.90
Investor Monthly Fees Due                              1,441,666.67             100,000.00             125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                             10,322,250.78             723,494.27             720,305.34      11,766,050.40

Reallocated Investor Finance Charge Collections                                                                        17,375,584.71
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             14.6499%
Base Rate                                                                                                                    8.9071%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions        Class A                Class B                Interest              Total
--------------------------------------------        -------                -------                --------              -----

Beginning Certificates Balance                       865,000,000.00          60,000,000.00          75,000,000.00   1,000,000,000.00
Interest Distributions                                 4,613,333.33             327,500.00             225,312.50       5,166,145.83
Principal Deposits - Prin. Funding Account                     0.00                   0.00                   0.00               0.00
Principal Distributions                                        0.00                   0.00                   0.00               0.00
Total Distributions                                    4,613,333.33             327,500.00             225,312.50       5,166,145.83
Ending Certificates Balance                          865,000,000.00          60,000,000.00          75,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $225,312.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $225,312.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,029,880.77

       a. Class A Monthly Interest:                             $4,613,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,267,250.78
       e. Excess Spread:                                        $6,149,296.66

   2.  Class B Available Funds:                                 $1,042,535.08

       a. Class B Monthly Interest:                               $327,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $715,035.08

   3.  Collateral Available Funds:                              $1,303,168.85

       a. Excess Spread:                                        $1,303,168.85

   4.  Total Excess Spread:                                     $8,167,500.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 1997-1 Allocable Principal
       Collections:                                           $177,201,868.95

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:         $152,286,415.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $152,286,415.55

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,933,237.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $157,219,653.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $157,219,653.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                           $8,167,500.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $295,994.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $225,312.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $369,992.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,609,534.31

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.9071%
       b. Prior Monthly Period                                        7.6136%
       c. Second Prior Monthly Period                                 8.3589%

   2.  Three Month Average Base Rate                                  8.2932%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 1998-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------            --------              --------
Beginning Invested /Transferor Amount               1,163,609,165.71      1,000,000,000.00      163,609,165.71
Beginning Adjusted Invested Amount                               N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                   N/A              85.9395%            14.0605%
Principal Allocation Percentage                                  N/A              85.9395%            14.0605%
Collections of Finance Chg. Receivables                20,218,389.63         17,375,584.71        2,842,804.92
Collections of Principal Receivables                  177,201,868.95        152,286,415.55       24,915,453.40
Defaulted Amount                                        5,740,360.83          4,933,237.90          807,122.94

Ending Invested / Transferor Amounts                1,141,743,394.91      1,000,000,000.00      141,743,394.91

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest            Total
--------------------------------------                       -------               -------           ----------           -----

Principal Funding Account                                       0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                0.00               0.00
Reserve Draw Amount                                             0.00                  0.00                0.00               0.00
Available Reserve Account Amount                                0.00                  0.00                0.00               0.00
Reserve Account Surplus                                         0.00                  0.00                0.00               0.00

Coupon  September 17, 2001 to October 14, 2001               3.5775%               3.7375%             4.0875%
Monthly Interest Due                                    2,295,562.50            232,555.56          302,020.83       2,830,138.89
Outstanding Monthly Interest Due                                0.00                  0.00                0.00               0.00
Additional Interest Due                                         0.00                  0.00                0.00               0.00
Total Interest Due                                      2,295,562.50            232,555.56          302,020.83       2,830,138.89
Investor Default Amount                                 4,069,921.26            394,659.03          468,657.60       4,933,237.90
Investor Monthly Fees Due                               1,375,000.00            133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,740,483.76            760,547.92          929,011.77       9,430,043.45

Reallocated Investor Finance Charge Collections                                                                     17,375,584.71
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.6499%
Base Rate                                                                                                                 5.8619%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A               Class B           Interest             Total
--------------------------------------------                 -------               -------          ----------            -----

Beginning Certificates Balance                        825,000,000.00         80,000,000.00       95,000,000.00    1,000,000,000.00
Interest Distributions                                  2,295,562.50            232,555.56          302,020.83        2,830,138.89
Principal Deposits - Prin. Funding Account                      0.00                  0.00                0.00                0.00
Principal Distributions                                         0.00                  0.00                0.00                0.00
Total Distributions                                     2,295,562.50            232,555.56          302,020.83        2,830,138.89
Ending Certificates Balance                           825,000,000.00         80,000,000.00       95,000,000.00    1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.78

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.78

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.91

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.91

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $302,020.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $302,020.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,334,857.39

       a. Class A Monthly Interest:                             $2,295,562.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,069,921.26
       e. Excess Spread:                                        $7,969,373.62

   2.  Class B Available Funds:                                 $1,390,046.78

       a. Class B Monthly Interest:                               $232,555.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,157,491.22

   3.  Collateral Available Funds:                              $1,650,680.55

       a. Excess Spread:                                        $1,650,680.55

   4.  Total Excess Spread:                                    $10,777,545.39

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $177,201,868.95

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $152,286,415.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $152,286,415.55

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,933,237.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $157,219,653.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $157,219,653.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $10,777,545.39
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $394,659.03

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $302,020.83
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $468,657.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,945,541.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.8619%
       b. Prior Monthly Period                                        5.6873%
       c. Second Prior Monthly Period                                 6.0643%

   2.  Three Month Average Base Rate                                  5.8712%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 1999-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series        Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------         --------            --------
Beginning Invested /Transferor Amount               1,163,609,165.71   1,000,000,000.00    163,609,165.71
Beginning Adjusted Invested Amount                               N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                   N/A           85.9395%          14.0605%
Principal Allocation Percentage                                  N/A           85.9395%          14.0605%
Collections of Finance Chg. Receivables                20,218,389.63      17,375,584.71      2,842,804.92
Collections of Principal Receivables                  177,201,868.95     152,286,415.55     24,915,453.40
Defaulted Amount                                        5,740,360.83       4,933,237.90        807,122.94

Ending Invested / Transferor Amounts                1,141,743,394.91   1,000,000,000.00    141,743,394.91

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest           Total
--------------------------------------                      -------             -------          --------           -----

Principal Funding Account                                       0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                          0.00               0.00              0.00               0.00
Reserve Draw Amount                                             0.00               0.00              0.00               0.00
Available Reserve Account Amount                                0.00               0.00              0.00               0.00
Reserve Account Surplus                                         0.00               0.00              0.00               0.00

Coupon  September 17, 2001 to October 14, 2001               5.6000%            5.8500%           4.3375%
Monthly Interest Due                                    4,036,666.67         292,500.00        253,020.83       4,582,187.50
Outstanding Monthly Interest Due                                0.00               0.00              0.00               0.00
Additional Interest Due                                         0.00               0.00              0.00               0.00
Total Interest Due                                      4,036,666.67         292,500.00        253,020.83       4,582,187.50
Investor Default Amount                                 4,267,250.78         295,994.27        369,992.84       4,933,237.90
Investor Monthly Fees Due                               1,441,666.67         100,000.00        125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                               9,745,584.11         688,494.27        748,013.68      11,182,092.06

Reallocated Investor Finance Charge Collections                                                                17,375,584.71
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     14.6499%
Base Rate                                                                                                            8.1458%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions              Class A             Class B         Interest              Total
--------------------------------------------              -------             -------         --------              -----

Beginning Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00   1,000,000,000.00
Interest Distributions                                  4,036,666.67         292,500.00        253,020.83       4,582,187.50
Principal Deposits - Prin. Funding Account                      0.00               0.00              0.00               0.00
Principal Distributions                                         0.00               0.00              0.00               0.00
Total Distributions                                     4,036,666.67         292,500.00        253,020.83       4,582,187.50
Ending Certificates Balance                           865,000,000.00      60,000,000.00     75,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $253,020.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $253,020.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,029,880.77

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,267,250.78
       e. Excess Spread:                                        $6,725,963.33

   2.  Class B Available Funds:                                 $1,042,535.08

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $750,035.08

   3.  Collateral Available Funds:                              $1,303,168.85

       a. Excess Spread:                                        $1,303,168.85

   4.  Total Excess Spread:                                     $8,779,167.26

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $177,201,868.95

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $152,286,415.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $152,286,415.55

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,933,237.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $157,219,653.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $157,219,653.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $8,779,167.26
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $295,994.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $253,020.83
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $369,992.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,193,492.65

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.1458%
       b. Prior Monthly Period                                        6.9732%
       c. Second Prior Monthly Period                                 7.6508%

   2.  Three Month Average Base Rate                                  7.5899%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 1999-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series      Total Investor    Transferors
A. Investor/Transferor Allocations                      Allocations       Interest         Interest
----------------------------------                      -----------       --------         --------
Beginning Invested /Transferor Amount                 581,804,582.85   500,000,000.00   81,804,582.85
Beginning Adjusted Invested Amount                               N/A   500,000,000.00             N/A
Floating Allocation Percentage                                   N/A         85.9395%        14.0605%
Principal Allocation Percentage                                  N/A         85.9395%        14.0605%
Collections of Finance Chg. Receivables                10,109,194.81     8,687,792.35    1,421,402.46
Collections of Principal Receivables                   88,600,934.47    76,143,207.78   12,457,726.70
Defaulted Amount                                        2,870,180.42     2,466,618.95      403,561.47

Ending Invested / Transferor Amounts                  570,871,697.46   500,000,000.00   70,871,697.46

----------------------------------------------------------------------------------------------------------------------------

                                                                                           Collateral
B. Monthly Period Funding Requirements                      Class A           Class B       Interest              Total
--------------------------------------                      -------           -------       --------              -----

Principal Funding Account                                       0.00             0.00            0.00                  0.00
Investment Proceeds for Monthly Period                          0.00             0.00            0.00                  0.00
Reserve Draw Amount                                             0.00             0.00            0.00                  0.00
Available Reserve Account Amount                                0.00             0.00            0.00                  0.00
Reserve Account Surplus                                         0.00             0.00            0.00                  0.00

Coupon  September 17, 2001 to October 14, 2001               5.9500%          6.1000%         4.3375%
Monthly Interest Due                                    2,144,479.17       152,500.00      126,510.42          2,423,489.58
Outstanding Monthly Interest Due                                0.00             0.00            0.00                  0.00
Additional Interest Due                                         0.00             0.00            0.00                  0.00
Total Interest Due                                      2,144,479.17       152,500.00      126,510.42          2,423,489.58
Investor Default Amount                                 2,133,625.39       147,997.14      184,996.42          2,466,618.95
Investor Monthly Fees Due                                 720,833.33        50,000.00       62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                               4,998,937.89       350,497.14      374,006.84          5,723,441.86

Reallocated Investor Finance Charge Collections                                                                8,687,792.35
Interest and Principal Funding Investment Proceeds                                                                     0.00
Series Adjusted Portfolio Yield                                                                                    14.6499%
Base Rate                                                                                                           8.4910%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Collateral
C. Certificates - Balances and Distributions              Class A          Class B        Interest              Total
--------------------------------------------              -------          -------        --------              -----

Beginning Certificates Balance                        432,500,000.00    30,000,000.00   37,500,000.00      500,000,000.00
Interest Distributions                                  2,144,479.17       152,500.00      126,510.42        2,423,489.58
Principal Deposits - Prin. Funding Account                      0.00             0.00            0.00                0.00
Principal Distributions                                         0.00             0.00            0.00                0.00
Total Distributions                                     2,144,479.17       152,500.00      126,510.42        2,423,489.58
Ending Certificates Balance                           432,500,000.00    30,000,000.00   37,500,000.00      500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $126,510.42

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $126,510.42

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,514,940.39

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,133,625.39
       e. Excess Spread:                                        $3,236,835.83

   2.  Class B Available Funds:                                   $521,267.54

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $368,767.54

   3.  Collateral Available Funds:                                $651,584.43

       a. Excess Spread:                                          $651,584.43

   4.  Total Excess Spread:                                     $4,257,187.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $88,600,934.47

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $76,143,207.78

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,143,207.78

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,466,618.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $78,609,826.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $78,609,826.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $4,257,187.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $147,997.14

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $126,510.42
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $184,996.42
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,964,350.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.4910%
       b. Prior Monthly Period                                        7.2661%
       c. Second Prior Monthly Period                                 7.9730%

   2.  Three Month Average Base Rate                                  7.9100%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 1999-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest             Interest
----------------------------------                      -----------         --------             --------
Beginning Invested /Transferor Amount               1,163,609,165.71   1,000,000,000.00      163,609,165.71
Beginning Adjusted Invested Amount                               N/A   1,000,000,000.00                 N/A
Floating Allocation Percentage                                   N/A           85.9395%            14.0605%
Principal Allocation Percentage                                  N/A           85.9395%            14.0605%
Collections of Finance Chg. Receivables                20,218,389.63      17,375,584.71        2,842,804.92
Collections of Principal Receivables                  177,201,868.95     152,286,415.55       24,915,453.40
Defaulted Amount                                        5,740,360.83       4,933,237.90          807,122.94

Ending Invested / Transferor Amounts                1,141,743,394.91   1,000,000,000.00      141,743,394.91


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A             Class B            Interest           Total
--------------------------------------                      -------             -------           ---------           -----

Principal Funding Account                                       0.00               0.00                 0.00               0.00
Investment Proceeds for Monthly Period                          0.00               0.00                 0.00               0.00
Reserve Draw Amount                                             0.00               0.00                 0.00               0.00
Available Reserve Account Amount                                0.00               0.00                 0.00               0.00
Reserve Account Surplus                                         0.00               0.00                 0.00               0.00

Coupon  September 17, 2001 to October 14, 2001               3.6275%            3.8275%              4.3375%
Monthly Interest Due                                    2,327,645.83         238,155.56           320,493.06       2,886,294.44
Outstanding Monthly Interest Due                                0.00               0.00                 0.00               0.00
Additional Interest Due                                         0.00               0.00                 0.00               0.00
Total Interest Due                                      2,327,645.83         238,155.56           320,493.06       2,886,294.44
Investor Default Amount                                 4,069,921.26         394,659.03           468,657.60       4,933,237.90
Investor Monthly Fees Due                               1,375,000.00         133,333.33           158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,772,567.10         766,147.92           947,483.99       9,486,199.01

Reallocated Investor Finance Charge Collections                                                                   17,375,584.71
Interest and Principal Funding Investment Proceeds                                                                         0.00
Series Adjusted Portfolio Yield                                                                                        14.6499%
Base Rate                                                                                                               5.9351%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions              Class A             Class B             Interest           Total
--------------------------------------------              -------             -------             --------           -----

Beginning Certificates Balance                        825,000,000.00      80,000,000.00        95,000,000.00   1,000,000,000.00
Interest Distributions                                  2,327,645.83         238,155.56           320,493.06       2,886,294.44
Principal Deposits - Prin. Funding Account                      0.00               0.00                 0.00               0.00
Principal Distributions                                         0.00               0.00                 0.00               0.00
Total Distributions                                     2,327,645.83         238,155.56           320,493.06       2,886,294.44
Ending Certificates Balance                           825,000,000.00      80,000,000.00        95,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.82

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.82

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.98

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.98

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $320,493.06

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $320,493.06

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,334,857.39

       a. Class A Monthly Interest:                             $2,327,645.83
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,069,921.26
       e. Excess Spread:                                        $7,937,290.29

   2.  Class B Available Funds:                                 $1,390,046.78

       a. Class B Monthly Interest:                               $238,155.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,151,891.22

   3.  Collateral Available Funds:                              $1,650,680.55

       a. Excess Spread:                                        $1,650,680.55

   4.  Total Excess Spread:                                    $10,739,862.06

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $177,201,868.95

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $152,286,415.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $152,286,415.55

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,933,237.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $157,219,653.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $157,219,653.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,739,862.06
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $394,659.03

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $320,493.06
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $468,657.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,889,385.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9351%
       b. Prior Monthly Period                                        5.7605%
       c. Second Prior Monthly Period                                 6.1375%

   2.  Three Month Average Base Rate                                  5.9444%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 1999-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series       Total Investor    Transferors
A. Investor/Transferor Allocations                      Allocations        Interest         Interest
----------------------------------                      -----------        --------         --------
Beginning Invested /Transferor Amount                 581,804,582.85    500,000,000.00   81,804,582.85
Beginning Adjusted Invested Amount                               N/A    500,000,000.00             N/A
Floating Allocation Percentage                                   N/A          85.9395%        14.0605%
Principal Allocation Percentage                                  N/A          85.9395%        14.0605%
Collections of Finance Chg. Receivables                10,109,194.81      8,687,792.35    1,421,402.46
Collections of Principal Receivables                   88,600,934.47     76,143,207.78   12,457,726.70
Defaulted Amount                                        2,870,180.42      2,466,618.95      403,561.47

Ending Invested / Transferor Amounts                  570,871,697.46    500,000,000.00   70,871,697.46

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A            Class B        Interest            Total
--------------------------------------                      -------            -------        --------            -----

Principal Funding Account                                       0.00              0.00            0.00                0.00
Investment Proceeds for Monthly Period                          0.00              0.00            0.00                0.00
Reserve Draw Amount                                             0.00              0.00            0.00                0.00
Available Reserve Account Amount                                0.00              0.00            0.00                0.00
Reserve Account Surplus                                         0.00              0.00            0.00                0.00

Coupon  September 17, 2001 to October 14, 2001               3.6575%           3.9075%         4.2875%
Monthly Interest Due                                    1,173,447.92        121,566.67      158,399.31        1,453,413.89
Outstanding Monthly Interest Due                                0.00              0.00            0.00                0.00
Additional Interest Due                                         0.00              0.00            0.00                0.00
Total Interest Due                                      1,173,447.92        121,566.67      158,399.31        1,453,413.89
Investor Default Amount                                 2,034,960.63        197,329.52      234,328.80        2,466,618.95
Investor Monthly Fees Due                                 687,500.00         66,666.67       79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,895,908.55        385,562.85      471,894.77        4,753,366.17

Reallocated Investor Finance Charge Collections                                                               8,687,792.35
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9619%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Collateral
C. Certificates - Balances and Distributions              Class A            Class B       Interest             Total
--------------------------------------------              -------            -------       --------             -----

Beginning Certificates Balance                        412,500,000.00     40,000,000.00   47,500,000.00      500,000,000.00
Interest Distributions                                  1,173,447.92        121,566.67      158,399.31        1,453,413.89
Principal Deposits - Prin. Funding Account                      0.00              0.00            0.00                0.00
Principal Distributions                                         0.00              0.00            0.00                0.00
Total Distributions                                     1,173,447.92        121,566.67      158,399.31        1,453,413.89
Ending Certificates Balance                           412,500,000.00     40,000,000.00   47,500,000.00      500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.84

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.84

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.04

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.04

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $158,399.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $158,399.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,167,428.69

       a. Class A Monthly Interest:                             $1,173,447.92
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,034,960.63
       e. Excess Spread:                                        $3,959,020.14

   2.  Class B Available Funds:                                   $695,023.39

       a. Class B Monthly Interest:                               $121,566.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $573,456.72

   3.  Collateral Available Funds:                                $825,340.27

       a. Excess Spread:                                          $825,340.27

   4.  Total Excess Spread:                                     $5,357,817.14

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 1999-4 Allocable Principal
       Collections:                                            $88,600,934.47

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:          $76,143,207.78

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $76,143,207.78

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,466,618.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $78,609,826.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $78,609,826.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                           $5,357,817.14
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $197,329.52

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $158,399.31
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $234,328.80
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,934,426.18

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9619%
       b. Prior Monthly Period                                        5.7873%
       c. Second Prior Monthly Period                                 6.1643%

   2.  Three Month Average Base Rate                                  5.9712%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 1999-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series       Total Investor    Transferors
A. Investor/Transferor Allocations                      Allocations        Interest         Interest
----------------------------------                      -----------        --------         --------
Beginning Invested /Transferor Amount                 581,804,582.85    500,000,000.00   81,804,582.85
Beginning Adjusted Invested Amount                               N/A    500,000,000.00             N/A
Floating Allocation Percentage                                   N/A          85.9395%        14.0605%
Principal Allocation Percentage                                  N/A          85.9395%        14.0605%
Collections of Finance Chg. Receivables                10,109,194.81      8,687,792.35    1,421,402.46
Collections of Principal Receivables                   88,600,934.47     76,143,207.78   12,457,726.70
Defaulted Amount                                        2,870,180.42      2,466,618.95      403,561.47

Ending Invested / Transferor Amounts                  570,871,697.46    500,000,000.00   70,871,697.46

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A            Class B        Interest             Total
--------------------------------------                      -------            -------        --------             -----

Principal Funding Account                                       0.00              0.00            0.00                0.00
Investment Proceeds for Monthly Period                          0.00              0.00            0.00                0.00
Reserve Draw Amount                                             0.00              0.00            0.00                0.00
Available Reserve Account Amount                                0.00              0.00            0.00                0.00
Reserve Account Surplus                                         0.00              0.00            0.00                0.00

Coupon  September 17, 2001 to October 14, 2001               3.7275%           3.9675%         4.3875%
Monthly Interest Due                                    1,195,906.25        123,433.33      162,093.75        1,481,433.33
Outstanding Monthly Interest Due                                0.00              0.00            0.00                0.00
Additional Interest Due                                         0.00              0.00            0.00                0.00
Total Interest Due                                      1,195,906.25        123,433.33      162,093.75        1,481,433.33
Investor Default Amount                                 2,034,960.63        197,329.52      234,328.80        2,466,618.95
Investor Monthly Fees Due                                 687,500.00         66,666.67       79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,918,366.88        387,429.52      475,589.22        4,781,385.61

Reallocated Investor Finance Charge Collections                                                               8,687,792.35
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          6.0349%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Collateral
C. Certificates - Balances and Distributions              Class A            Class B        Interest             Total
--------------------------------------------              -------            -------        --------             -----

Beginning Certificates Balance                        412,500,000.00     40,000,000.00   47,500,000.00      500,000,000.00
Interest Distributions                                  1,195,906.25        123,433.33      162,093.75        1,481,433.33
Principal Deposits - Prin. Funding Account                      0.00              0.00            0.00                0.00
Principal Distributions                                         0.00              0.00            0.00                0.00
Total Distributions                                     1,195,906.25        123,433.33      162,093.75        1,481,433.33
Ending Certificates Balance                           412,500,000.00     40,000,000.00   47,500,000.00      500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.90

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.09

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.09

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $162,093.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $162,093.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,167,428.69

       a. Class A Monthly Interest:                             $1,195,906.25
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,034,960.63
       e. Excess Spread:                                        $3,936,561.81

   2.  Class B Available Funds                                    $695,023.39

       a. Class B Monthly Interest:                               $123,433.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $571,590.06

   3.  Collateral Available Funds:                                $825,340.27

       a. Excess Spread:                                          $825,340.27

   4.  Total Excess Spread:                                     $5,333,492.14

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $88,600,934.47

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $76,143,207.78

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $76,143,207.78

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,466,618.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $78,609,826.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $78,609,826.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,333,492.14
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $197,329.52

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $162,093.75
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $234,328.80
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,906,406.74

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      6.0349%
       b. Prior Monthly Period                                        5.8604%
       c. Second Prior Monthly Period                                 6.2373%

   2.  Three Month Average Base Rate                                  6.0442%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 1999-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations        Interest            Interest
----------------------------------                     -----------        --------            --------
Beginning Invested /Transferor Amount               581,804,582.85     500,000,000.00     81,804,582.85
Beginning Adjusted Invested Amount                             N/A     500,000,000.00               N/A
Floating Allocation Percentage                                 N/A           85.9395%          14.0605%
Principal Allocation Percentage                                N/A           85.9395%          14.0605%
Collections of Finance Chg. Receivables              10,109,194.81       8,687,792.35      1,421,402.46
Collections of Principal Receivables                 88,600,934.47      76,143,207.78     12,457,726.70
Defaulted Amount                                      2,870,180.42       2,466,618.95        403,561.47

Ending Invested / Transferor Amounts                570,871,697.46     500,000,000.00     70,871,697.46

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Collateral
B. Monthly Period Funding Requirements                   Class A             Class B          Interest              Total
--------------------------------------                   -------             -------          --------              -----

Principal Funding Account                                     0.00               0.00              0.00                  0.00
Investment Proceeds for Monthly Period                        0.00               0.00              0.00                  0.00
Reserve Draw Amount                                           0.00               0.00              0.00                  0.00
Available Reserve Account Amount                              0.00               0.00              0.00                  0.00
Reserve Account Surplus                                       0.00               0.00              0.00                  0.00

Coupon  September 17, 2001 to October 14, 2001             3.6875%            3.9175%           4.3875%
Monthly Interest Due                                  1,183,072.92         121,877.78        162,093.75          1,467,044.44
Outstanding Monthly Interest Due                              0.00               0.00              0.00                  0.00
Additional Interest Due                                       0.00               0.00              0.00                  0.00
Total Interest Due                                    1,183,072.92         121,877.78        162,093.75          1,467,044.44
Investor Default Amount                               2,034,960.63         197,329.52        234,328.80          2,466,618.95
Investor Monthly Fees Due                               687,500.00          66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,905,533.55         385,873.96        475,589.22          4,766,996.73

Reallocated Investor Finance Charge Collections                                                                  8,687,792.35
Interest and Principal Funding Investment Proceeds                                                                       0.00
Series Adjusted Portfolio Yield                                                                                      14.6499%
Base Rate                                                                                                             5.9974%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions            Class A             Class B          Interest               Total
--------------------------------------------            -------             -------          --------               -----

Beginning Certificates Balance                      412,500,000.00      40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                1,183,072.92         121,877.78        162,093.75          1,467,044.44
Principal Deposits - Prin. Funding Account                    0.00               0.00              0.00                  0.00
Principal Distributions                                       0.00               0.00              0.00                  0.00
Total Distributions                                   1,183,072.92         121,877.78        162,093.75          1,467,044.44
Ending Certificates Balance                         412,500,000.00      40,000,000.00     47,500,000.00        500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.87

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.87

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.05

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.05

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $162,093.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $162,093.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,167,428.69

       a. Class A Monthly Interest:                             $1,183,072.92
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,034,960.63
       e. Excess Spread:                                        $3,949,395.14

   2.  Class B Available Funds:                                   $695,023.39

       a. Class B Monthly Interest:                               $121,877.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $573,145.61

   3.  Collateral Available Funds:                                $825,340.27

       a. Excess Spread:                                          $825,340.27

   4.  Total Excess Spread:                                     $5,347,881.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 1999-6 Allocable Principal
       Collections:                                            $88,600,934.47

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:          $76,143,207.78

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,143,207.78

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,466,618.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $78,609,826.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $78,609,826.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                           $5,347,881.03

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $197,329.52

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $162,093.75

   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $234,328.80

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $3,920,795.63

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9974%
       b. Prior Monthly Period                                        5.8228%
       c. Second Prior Monthly Period                                 6.1998%

   2.  Three Month Average Base Rate                                  6.0067%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2000-1 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations           Interest           Interest
----------------------------------                   -----------           --------           --------
Beginning Invested/Transferor Amount                581,804,582.85     500,000,000.00      81,804,582.85
Beginning Adjusted Invested Amount                             N/A     500,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              10,109,194.81       8,687,792.35       1,421,402.46
Collections of Principal Receivables                 88,600,934.47      76,143,207.78      12,457,726.70
Defaulted Amount                                      2,870,180.42       2,466,618.95         403,561.47

Ending Invested / Transferor Amounts                570,871,697.46     500,000,000.00      70,871,697.46

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A             Class B            Interest            Total
--------------------------------------                  -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001               7.2000%            7.4000%            4.3875%
Monthly Interest Due                                  2,595,000.00         185,000.00         127,968.75      2,907,968.75
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    2,595,000.00         185,000.00         127,968.75      2,907,968.75
Investor Default Amount                               2,133,625.39         147,997.14         184,996.42      2,466,618.95
Investor Monthly Fees Due                               720,833.33          50,000.00          62,500.00        833,333.33
Investor Additional Amounts Due
Total Due                                             5,449,458.72         382,997.14         375,465.17      6,207,921.03

Reallocated Investor Finance Charge Collections                                                               8,687,792.35
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          9.7541%


---------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A             Class B            Interest            Total
--------------------------------------------           -------             -------            --------            -----

Beginning Certificates Balance                      432,500,000.00      30,000,000.00      37,500,000.00    500,000,000.00
Interest Distributions                                2,595,000.00         185,000.00         127,968.75      2,907,968.75
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   2,595,000.00         185,000.00         127,968.75      2,907,968.75
Ending Certificates Balance                         432,500,000.00      30,000,000.00      37,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $127,968.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $127,968.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,514,940.39

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,133,625.39
       e. Excess Spread:                                        $2,786,315.00

   2.  Class B Available Funds:                                   $521,267.54

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $336,267.54

   3.  Collateral Available Funds:                                $651,584.43

       a. Excess Spread:                                          $651,584.43

   4.  Total Excess Spread:                                     $3,774,166.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $88,600,934.47

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $76,143,207.78

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,143,207.78

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,466,618.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $78,609,826.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $78,609,826.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,774,166.96

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $147,997.14

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $127,968.75

   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $184,996.42

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $2,479,871.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      9.7541%
       b. Prior Monthly Period                                        8.3384%
       c. Second Prior Monthly Period                                 9.1521%

   2.  Three Month Average Base Rate                                  9.0815%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2000-2 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations           Interest           Interest
----------------------------------                   -----------           --------           --------

Beginning Invested/Transferor Amount                581,804,582.85     500,000,000.00      81,804,582.85
Beginning Adjusted Invested Amount                             N/A     500,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              10,109,194.81       8,687,792.35       1,421,402.46
Collections of Principal Receivables                 88,600,934.47      76,143,207.78      12,457,726.70
Defaulted Amount                                      2,870,180.42       2,466,618.95         403,561.47

Ending Invested / Transferor Amounts                570,871,697.46     500,000,000.00      70,871,697.46


---------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                 Class A             Class B            Interest            Total
--------------------------------------                 -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6525%            3.8375%            4.3875%
Monthly Interest Due                                  1,171,843.75         119,388.89         162,093.75      1,453,326.39
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    1,171,843.75         119,388.89         162,093.75      1,453,326.39
Investor Default Amount                               2,034,960.63         197,329.52         234,328.80      2,466,618.95
Investor Monthly Fees Due                               687,500.00          66,666.67          79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                             3,894,304.38         383,385.07         475,589.22      4,753,278.67

Reallocated Investor Finance Charge Collections                                                               8,687,792.35
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9617%


---------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A             Class B            Interest          Total
--------------------------------------------           -------             -------            --------          -----

Beginning Certificates Balance                      412,500,000.00      40,000,000.00      47,500,000.00    500,000,000.00
Interest Distributions                                1,171,843.75         119,388.89         162,093.75      1,453,326.39
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   1,171,843.75         119,388.89         162,093.75      1,453,326.39
Ending Certificates Balance                         412,500,000.00      40,000,000.00      47,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.84

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.84

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.98

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.98

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $162,093.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $162,093.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,167,428.69

       a. Class A Monthly Interest:                             $1,171,843.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,034,960.63
       e. Excess Spread:                                        $3,960,624.31

   2.  Class B Available Funds:                                   $695,023.39

       a. Class B Monthly Interest:                               $119,388.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $575,634.50

   3.  Collateral Available Funds:                                $825,340.27

       a. Excess Spread:                                          $825,340.27

   4.  Total Excess Spread:                                     $5,361,599.08

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $88,600,934.47

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $76,143,207.78

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,143,207.78

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,466,618.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $78,609,826.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $78,609,826.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,361,599.08

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $197,329.52

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $162,093.75

   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $234,328.80

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $3,934,513.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9616%
       b. Prior Monthly Period                                        5.7871%
       c. Second Prior Monthly Period                                 6.1641%

   2.  Three Month Average Base Rate                                  5.9709%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2000-3 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount              1,163,609,165.71   1,000,000,000.00     163,609,165.71
Beginning Adjusted Invested Amount                             N/A   1,000,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              20,218,389.63      17,375,584.71       2,842,804.92
Collections of Principal Receivables                177,201,868.95     152,286,415.55      24,915,453.40
Defaulted Amount                                      5,740,360.83       4,933,237.90         807,122.94

Ending Invested / Transferor Amounts              1,141,743,394.91   1,000,000,000.00     141,743,394.91


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A             Class B            Interest            Total
--------------------------------------                -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6475%            3.8375%            4.2875%
Monthly Interest Due                                  2,340,479.17         238,777.78         316,798.61      2,896,055.56
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    2,340,479.17         238,777.78         316,798.61      2,896,055.56
Investor Default Amount                               4,069,921.26         394,659.03         468,657.60      4,933,237.90
Investor Monthly Fees Due                             1,375,000.00         133,333.33         158,333.33      1,666,666.67
Investor Additional Amounts Due
Total Due                                             7,785,400.43         766,770.14         943,789.54      9,495,960.12

Reallocated Investor Finance Charge Collections                                                              17,375,584.71
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9478%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      825,000,000.00      80,000,000.00      95,000,000.00  1,000,000,000.00
Interest Distributions                                2,340,479.17         238,777.78         316,798.61      2,896,055.56
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   2,340,479.17         238,777.78         316,798.61      2,896,055.56
Ending Certificates Balance                         825,000,000.00      80,000,000.00      95,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.84

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.84

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.98

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.98

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $316,798.61

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $316,798.61

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,334,857.39

       a. Class A Monthly Interest:                             $2,340,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,069,921.26
       e. Excess Spread:                                        $7,924,456.95

   2.  Class B Available Funds:                                 $1,390,046.78

       a. Class B Monthly Interest:                               $238,777.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,151,269.00

   3.  Collateral Available Funds:                              $1,650,680.55

       a. Excess Spread:                                        $1,650,680.55

   4.  Total Excess Spread:                                    $10,726,406.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $177,201,868.95

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $152,286,415.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $152,286,415.55

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,933,237.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $157,219,653.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $157,219,653.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,726,406.50

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $394,659.03

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $316,798.61

   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $468,657.60

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $7,879,624.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9478%
       b. Prior Monthly Period                                        5.7733%
       c. Second Prior Monthly Period                                 6.1502%

   2.  Three Month Average Base Rate                                  5.9571%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

XIV. Series 2000-4 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,410,436,269.15   1,212,122,000.00     198,314,269.15
Beginning Adjusted Invested Amount                             N/A   1,212,122,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              24,507,154.87      21,061,328.49       3,445,826.38
Collections of Principal Receivables                214,790,283.80     184,589,714.59      30,200,569.20
Defaulted Amount                                      6,958,017.65       5,979,686.18         978,331.47

Ending Invested / Transferor Amounts              1,383,932,287.33   1,212,122,000.00     171,810,287.33


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A             Class B            Interest            Total
--------------------------------------                -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon  September 17, 2001 to October 14, 2001             3.2750%            3.5000%            4.3375%
Monthly Interest Due                                  2,547,222.22         263,973.89         388,478.07      3,199,674.18
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    2,547,222.22         263,973.89        $388,478.07      3,199,674.18
Investor Default Amount                               4,933,237.90         478,376.08         568,072.21      5,979,686.18
Investor Monthly Fees Due                             1,666,666.67         161,616.67         191,920.00      2,020,203.33
Investor Additional Amounts Due
Total Due                                             9,147,126.78         903,966.63      $1,148,470.28     11,199,563.70

Reallocated Investor Finance Charge Collections                                                              21,061,328.49
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.6137%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                    1,000,000,000.00      96,970,000.00     115,152,000.00  1,212,122,000.00
Interest Distributions                                2,547,222.22         263,973.89        $388,478.07      3,199,674.18
Interest Deposits - Interest Funding Account         (2,547,222.22)       (263,973.89)              0.00     (2,811,196.11)
Interest Funding Account Distributions                        0.00               0.00               0.00              0.00
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                           0.00               0.00        $388,478.07        388,478.07
Ending Interest Funding Account Balance               2,547,222.22         263,973.89               0.00      2,811,196.11
Ending Certificates Balance                       1,000,000,000.00      96,970,000.00     115,152,000.00  1,212,122,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.55

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.55

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.72

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.72

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $388,478.07

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $388,478.07

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$17,375,584.71

       a. Class A Monthly Interest:                             $2,547,222.22
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,933,237.90
       e. Excess Spread:                                        $9,895,124.59

   2.  Class B Available Funds:                                 $1,684,910.45

       a. Class B Monthly Interest:                               $263,973.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,420,936.56

   3.  Collateral Available Funds:                              $2,000,833.33

       a. Excess Spread:                                        $2,000,833.33

   4.  Total Excess Spread:                                    $13,316,894.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $214,790,283.80

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $184,589,714.59

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $184,589,714.59

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,979,686.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $190,569,400.78

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $190,569,400.78

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,316,894.48

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $478,376.08

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $388,478.07

   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $568,072.21

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $9,861,764.79

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.6137%
       b. Prior Monthly Period                                        5.9782%
       c. Second Prior Monthly Period                                 6.1808%

   2.  Three Month Average Base Rate                                  5.9242%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5235%
       c. Second Prior Monthly Period                                15.4745%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2160%

II. Series 2000-5 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount                916,782,062.26     787,878,000.00     128,904,062.26
Beginning Adjusted Invested Amount                             N/A     787,878,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              15,929,624.38      13,689,840.93       2,239,783.45
Collections of Principal Receivables                139,613,454.10     119,983,116.51      19,630,337.59
Defaulted Amount                                      4,522,704.01       3,886,789.61         635,914.40

Ending Invested / Transferor Amounts                899,554,502.50     787,878,000.00     111,676,502.50


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A             Class B            Interest            Total
--------------------------------------                -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6275%            3.8675%            4.3375%
Monthly Interest Due                                  1,833,902.78         189,597.74         252,508.04      2,276,008.56
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    1,833,902.78         189,597.74         252,508.04      2,276,008.56
Investor Default Amount                               3,206,604.63         310,941.98         369,242.99      3,886,789.61
Investor Monthly Fees Due                             1,083,333.33         105,050.00         124,746.67      1,313,130.00
Investor Additional Amounts Due
Total Due                                             6,123,840.74         605,589.73         746,497.70      7,475,928.17

Reallocated Investor Finance Charge Collections                                                              13,689,840.93
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9384%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      650,000,000.00      63,030,000.00      74,848,000.00    787,878,000.00
Interest Distributions                                1,833,902.78         189,597.74         252,508.04      2,276,008.56
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   1,833,902.78         189,597.74         252,508.04      2,276,008.56
Ending Certificates Balance                         650,000,000.00      63,030,000.00      74,848,000.00    787,878,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.82

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.82

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.01

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.01

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $252,508.04

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $252,508.04

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,294,130.06

       a. Class A Monthly Interest:                             $1,833,902.78
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,206,604.63
       e. Excess Spread:                                        $6,253,622.65

   2.  Class B Available Funds:                                 $1,095,183.10

       a. Class B Monthly Interest:                               $189,597.74
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $905,585.36

   3.  Collateral Available Funds:                              $1,300,527.76

       a. Excess Spread:                                        $1,300,527.76

   4.  Total Excess Spread:                                     $8,459,735.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $139,613,454.10

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $119,983,116.51

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $119,983,116.51

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,886,789.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $123,869,906.12

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $123,869,906.12

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,459,735.78

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $310,941.98

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $252,508.04

   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $369,242.99

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $6,213,912.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9384%
       b. Prior Monthly Period                                        5.7638%
       c. Second Prior Monthly Period                                 6.1408%

   2.  Three Month Average Base Rate                                  5.9476%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2001-1 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount                872,706,874.28     750,000,000.00     122,706,874.28
Beginning Adjusted Invested Amount                             N/A     750,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              15,163,792.22      13,031,688.53       2,132,103.69
Collections of Principal Receivables                132,901,401.71     114,214,811.66      18,686,590.05
Defaulted Amount                                      4,305,270.62       3,699,928.42         605,342.20

Ending Invested / Transferor Amounts                856,307,546.19     750,000,000.00     106,307,546.19


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A             Class B            Interest            Total
--------------------------------------                -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6275%            3.9075%            4.4375%
Monthly Interest Due                                  1,745,734.38         182,350.00         245,911.46      2,173,995.83
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    1,745,734.38         182,350.00         245,911.46      2,173,995.83
Investor Default Amount                               3,052,440.95         295,994.27         351,493.20      3,699,928.42
Investor Monthly Fees Due                             1,031,250.00         100,000.00         118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,829,425.32         578,344.27         716,154.66      7,123,924.26

Reallocated Investor Finance Charge Collections                                                              13,031,688.53
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9512%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      618,750,000.00      60,000,000.00      71,250,000.00    750,000,000.00
Interest Distributions                                1,745,734.38         182,350.00         245,911.46      2,173,995.83
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   1,745,734.38         182,350.00         245,911.46      2,173,995.83
Ending Certificates Balance                         618,750,000.00      60,000,000.00      71,250,000.00    750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.82

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.82

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.04

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.04

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $245,911.46

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $245,911.46

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,751,143.04

       a. Class A Monthly Interest:                             $1,745,734.38
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,052,440.95
       e. Excess Spread:                                        $5,952,967.72

   2.  Class B Available Funds:                                 $1,042,535.08

       a. Class B Monthly Interest:                               $182,350.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $860,185.08

   3.  Collateral Available Funds:                              $1,238,010.41

       a. Excess Spread:                                        $1,238,010.41

   4.  Total Excess Spread:                                     $8,051,163.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $132,901,401.71

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $114,214,811.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $114,214,811.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,699,928.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,914,740.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,914,740.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,051,163.21

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $295,994.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $245,911.46

   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $351,493.20

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $5,907,764.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9512%
       b. Prior Monthly Period                                        5.7767%
       c. Second Prior Monthly Period                                 6.1536%

   2.  Three Month Average Base Rate                                  5.9605%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2001-2 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount                290,902,291.43     250,000,000.00      40,902,291.43
Beginning Adjusted Invested Amount                             N/A     250,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables               5,054,597.41       4,343,896.18         710,701.23
Collections of Principal Receivables                 44,300,467.24      38,071,603.89       6,228,863.35
Defaulted Amount                                      1,435,090.21       1,233,309.47         201,780.73

Ending Invested / Transferor Amounts                285,435,848.73     250,000,000.00      35,435,848.73


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A             Class B            Interest            Total
--------------------------------------                -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              5.5300%            5.8300%            4.3375%
Monthly Interest Due                                    996,552.08          72,875.00          63,255.21      1,132,682.29
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                      996,552.08          72,875.00          63,255.21      1,132,682.29
Investor Default Amount                               1,066,812.69          73,998.57          92,498.21      1,233,309.47
Investor Monthly Fees Due                               360,416.67          25,000.00          31,250.00        416,666.67
Investor Additional Amounts Due
Total Due                                             2,423,781.44         171,873.57         187,003.42      2,782,658.43

Reallocated Investor Finance Charge Collections                                                               4,343,896.18
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          8.0788%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      216,250,000.00      15,000,000.00      18,750,000.00    250,000,000.00
Interest Distributions                                  996,552.08          72,875.00          63,255.21      1,132,682.29
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                     996,552.08          72,875.00          63,255.21      1,132,682.29
Ending Certificates Balance                         216,250,000.00      15,000,000.00      18,750,000.00    250,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $63,255.21

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $63,255.21

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,757,470.19

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,066,812.69
       e. Excess Spread:                                        $1,694,105.42

   2.  Class B Available Funds:                                   $260,633.77

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $187,758.77

   3.  Collateral Available Funds:                                $325,792.21

       a. Excess Spread:                                          $325,792.21

   4.  Total Excess Spread:                                     $2,207,656.40

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $44,300,467.24

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $38,071,603.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $38,071,603.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,233,309.47

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $39,304,913.36

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $39,304,913.36

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $2,207,656.40

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                    $73,998.57

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                     $63,255.21

   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67

   10. Collateral Default Amount treated as
       Available Principal Collections:                            $92,498.21

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $1,561,237.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.0787%
       b. Prior Monthly Period                                        6.9163%
       c. Second Prior Monthly Period                                 7.5882%

   2.  Three Month Average Base Rate                                  7.5277%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2001-3 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount                872,706,874.28     750,000,000.00     122,706,874.28
Beginning Adjusted Invested Amount                             N/A     750,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              15,163,792.22      13,031,688.53       2,132,103.69
Collections of Principal Receivables                132,901,401.71     114,214,811.66      18,686,590.05
Defaulted Amount                                      4,305,270.62       3,699,928.42         605,342.20

Ending Invested / Transferor Amounts                856,307,546.19     750,000,000.00     106,307,546.19


---------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A             Class B            Interest            Total
--------------------------------------                  -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6175%            3.8675%            4.3375%
Monthly Interest Due                                  1,740,921.88         180,483.33         240,369.79      2,161,775.00
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    1,740,921.88         180,483.33         240,369.79      2,161,775.00
Investor Default Amount                               3,052,440.95         295,994.27         351,493.20      3,699,928.42
Investor Monthly Fees Due                             1,031,250.00         100,000.00         118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,824,612.82         576,477.61         710,612.99      7,111,703.42

Reallocated Investor Finance Charge Collections                                                              13,031,688.53
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9300%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      618,750,000.00      60,000,000.00      71,250,000.00    750,000,000.00
Interest Distributions                                1,740,921.88         180,483.33         240,369.79      2,161,775.00
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   1,740,921.88         180,483.33         240,369.79      2,161,775.00
Ending Certificates Balance                         618,750,000.00      60,000,000.00      71,250,000.00    750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.81

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.81

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.01

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.01

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $240,369.79

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $240,369.79

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,751,143.04

       a. Class A Monthly Interest:                             $1,740,921.88
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,052,440.95
       e. Excess Spread:                                        $5,957,780.22

   2.  Class B Available Funds:                                 $1,042,535.08

       a. Class B Monthly Interest:                               $180,483.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $862,051.75

   3.  Collateral Available Funds:                              $1,238,010.41

       a. Excess Spread:                                        $1,238,010.41

   4.  Total Excess Spread:                                     $8,057,842.38

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $132,901,401.71

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $114,214,811.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $114,214,811.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,699,928.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,914,740.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,914,740.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,057,842.38

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $295,994.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $240,369.79

   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $351,493.20

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $5,919,985.11

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9300%
       b. Prior Monthly Period                                        5.7554%
       c. Second Prior Monthly Period                                 6.1324%

   2.  Three Month Average Base Rate                                  5.9393%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2001-4 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount                843,616,645.14     725,000,000.00     118,616,645.14
Beginning Adjusted Invested Amount                             N/A     725,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              14,658,332.48      12,597,298.91       2,061,033.57
Collections of Principal Receivables                128,471,354.99     110,407,651.28      18,063,703.71
Defaulted Amount                                      4,161,761.60       3,576,597.47         585,164.13

Ending Invested / Transferor Amounts                827,763,961.31     725,000,000.00     102,763,961.31


---------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A             Class B            Interest            Total
--------------------------------------                  -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6175%            3.8675%            4.4375%
Monthly Interest Due                                  1,682,891.15         174,467.22         237,714.41      2,095,072.78
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    1,682,891.15         174,467.22         237,714.41      2,095,072.78
Investor Default Amount                               2,950,692.92         286,127.80         339,776.76      3,576,597.47
Investor Monthly Fees Due                               996,875.00          96,666.67         114,791.67      1,208,333.33
Investor Additional Amounts Due
Total Due                                             5,630,459.06         557,261.69         692,282.84      6,880,003.59

Reallocated Investor Finance Charge Collections                                                              12,597,298.91
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9396%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      598,125,000.00      58,000,000.00      68,875,000.00    725,000,000.00
Interest Distributions                                1,682,891.15         174,467.22         237,714.41      2,095,072.78
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   1,682,891.15         174,467.22         237,714.41      2,095,072.78
Ending Certificates Balance                         598,125,000.00      58,000,000.00      68,875,000.00    725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.81

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.81

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.01

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.01

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $237,714.41

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $237,714.41

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,392,771.60

       a. Class A Monthly Interest:                             $1,682,891.15
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,950,692.92
       e. Excess Spread:                                        $5,759,187.54

   2.  Class B Available Funds:                                 $1,007,783.91

       a. Class B Monthly Interest:                               $174,467.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $833,316.69

   3.  Collateral Available Funds:                              $1,196,743.40

       a. Excess Spread:                                        $1,196,743.40

   4.  Total Excess Spread:                                     $7,789,247.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $128,471,354.99

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $110,407,651.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $110,407,651.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,576,597.47

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $113,984,248.75

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $113,984,248.75

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,789,247.63

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $286,127.80

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $237,714.41

   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $339,776.76

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $5,717,295.33

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9396%
       b. Prior Monthly Period                                        5.7651%
       c. Second Prior Monthly Period                                 6.1420%

   2.  Three Month Average Base Rate                                  5.9489%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2001-5 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount                581,804,582.85     500,000,000.00      81,804,582.85
Beginning Adjusted Invested Amount                             N/A     500,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              10,109,194.81       8,687,792.35       1,421,402.46
Collections of Principal Receivables                 88,600,934.47      76,143,207.78      12,457,726.70
Defaulted Amount                                      2,870,180.42       2,466,618.95         403,561.47

Ending Invested / Transferor Amounts                570,871,697.46     500,000,000.00      70,871,697.46


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A             Class B            Interest            Total
--------------------------------------                -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6675%            3.9375%            4.5375%
Monthly Interest Due                                  1,176,656.25         122,500.00         167,635.42      1,466,791.67
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    1,176,656.25         122,500.00         167,635.42      1,466,791.67
Investor Default Amount                               2,034,960.63         197,329.52         234,328.80      2,466,618.95
Investor Monthly Fees Due                               687,500.00          66,666.67          79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                             3,899,116.88         386,496.18         481,130.88      4,766,743.95

Reallocated Investor Finance Charge Collections                                                               8,687,792.35
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9968%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      412,500,000.00      40,000,000.00      47,500,000.00    500,000,000.00
Interest Distributions                                1,176,656.25         122,500.00         167,635.42      1,466,791.67
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   1,176,656.25         122,500.00         167,635.42      1,466,791.67
Ending Certificates Balance                         412,500,000.00      40,000,000.00      47,500,000.00    500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.85

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.85

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.06

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.06

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $167,635.42

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $167,635.42

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,167,428.69

       a. Class A Monthly Interest:                             $1,176,656.25
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,034,960.63
       e. Excess Spread:                                        $3,955,811.81

   2.  Class B Available Funds:                                   $695,023.39

       a. Class B Monthly Interest:                               $122,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $572,523.39

   3.  Collateral Available Funds:                                $825,340.27

       a. Excess Spread:                                          $825,340.27

   4.  Total Excess Spread:                                     $5,353,675.47

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $88,600,934.47

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $76,143,207.78

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $76,143,207.78

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,466,618.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $78,609,826.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $78,609,826.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,353,675.47

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $197,329.52

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $167,635.42

   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $234,328.80

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $3,921,048.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9968%
       b. Prior Monthly Period                                        5.8222%
       c. Second Prior Monthly Period                                 6.1992%

   2.  Three Month Average Base Rate                                  6.0060%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2001-6 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount                814,526,415.99     700,000,000.00     114,526,415.99
Beginning Adjusted Invested Amount                             N/A     700,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              14,152,872.74      12,162,909.30       1,989,963.44
Collections of Principal Receivables                124,041,308.26     106,600,490.89      17,440,817.38
Defaulted Amount                                      4,018,252.58       3,453,266.53         564,986.06

Ending Invested / Transferor Amounts                799,220,376.44     700,000,000.00      99,220,376.44


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A             Class B            Interest            Total
--------------------------------------                -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6075%            3.8375%            4.4375%
Monthly Interest Due                                  1,620,368.75         167,144.44         229,517.36      2,017,030.56
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    1,620,368.75         167,144.44         229,517.36      2,017,030.56
Investor Default Amount                               2,848,944.88         276,261.32         328,060.32      3,453,266.53
Investor Monthly Fees Due                               962,500.00          93,333.33         110,833.33      1,166,666.67
Investor Additional Amounts Due
Total Due                                             5,431,813.63         536,739.10         668,411.01      6,636,963.75

Reallocated Investor Finance Charge Collections                                                              12,162,909.30
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9288%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      577,500,000.00      56,000,000.00      66,500,000.00    700,000,000.00
Interest Distributions                                1,620,368.75         167,144.44         229,517.36      2,017,030.56
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   1,620,368.75         167,144.44         229,517.36      2,017,030.56
Ending Certificates Balance                         577,500,000.00      56,000,000.00      66,500,000.00    700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.81

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.81

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.98

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.98

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $229,517.36

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $229,517.36

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,034,400.17

       a. Class A Monthly Interest:                             $1,620,368.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,848,944.88
       e. Excess Spread:                                        $5,565,086.54

   2.  Class B Available Funds:                                   $973,032.74

       a. Class B Monthly Interest:                               $167,144.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $805,888.30

   3.  Collateral Available Funds:                              $1,155,476.38

       a. Excess Spread:                                        $1,155,476.38

   4.  Total Excess Spread:                                     $7,526,451.22

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $124,041,308.26

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $106,600,490.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $106,600,490.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,453,266.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $110,053,757.41

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $110,053,757.41

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,526,451.22

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $276,261.32

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $229,517.36

   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $328,060.32

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $5,525,945.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9288%
       b. Prior Monthly Period                                        5.7543%
       c. Second Prior Monthly Period                                 6.1312%

   2.  Three Month Average Base Rate                                  5.9381%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                15.4631%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.2047%

II. Series 2001-7 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested/Transferor Amount                756,345,957.71     650,000,000.00     106,345,957.71
Beginning Adjusted Invested Amount                             N/A     650,000,000.00                N/A
Floating Allocation Percentage                                 N/A           85.9395%           14.0605%
Principal Allocation Percentage                                N/A           85.9395%           14.0605%
Collections of Finance Chg. Receivables              13,141,953.26      11,294,130.06       1,847,823.20
Collections of Principal Receivables                115,181,214.82      98,986,170.11      16,195,044.71
Defaulted Amount                                      3,731,234.54       3,206,604.63         524,629.91

Ending Invested / Transferor Amounts                742,133,206.69     650,000,000.00      92,133,206.69


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A             Class B            Interest            Total
--------------------------------------                -------             -------            --------            -----

Principal Funding Account                                     0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00              0.00
Reserve Draw Amount                                           0.00               0.00               0.00              0.00
Available Reserve Account Amount                              0.00               0.00               0.00              0.00
Reserve Account Surplus                                       0.00               0.00               0.00              0.00

Coupon September 17, 2001 to October 14, 2001              3.6075%            3.8475%            4.4375%
Monthly Interest Due                                  1,504,628.13         155,610.00         213,123.26      1,873,361.39
Outstanding Monthly Interest Due                              0.00               0.00               0.00              0.00
Additional Interest Due                                       0.00               0.00               0.00              0.00
Total Interest Due                                    1,504,628.13         155,610.00         213,123.26      1,873,361.39
Investor Default Amount                               2,645,448.82         256,528.37         304,627.44      3,206,604.63
Investor Monthly Fees Due                               893,750.00          86,666.67         102,916.67      1,083,333.33
Investor Additional Amounts Due
Total Due                                             5,043,826.95         498,805.04         620,667.37      6,163,299.35

Reallocated Investor Finance Charge Collections                                                              11,294,130.06
Interest and Principal Funding Investment Proceeds                                                                    0.00
Series Adjusted Portfolio Yield                                                                                   14.6499%
Base Rate                                                                                                          5.9296%


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A             Class B            Interest            Total
--------------------------------------------          -------             -------            --------            -----

Beginning Certificates Balance                      536,250,000.00      52,000,000.00      61,750,000.00    650,000,000.00
Interest Distributions                                1,504,628.13         155,610.00         213,123.26      1,873,361.39
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00              0.00
Principal Distributions                                       0.00               0.00               0.00              0.00
Total Distributions                                   1,504,628.13         155,610.00         213,123.26      1,873,361.39
Ending Certificates Balance                         536,250,000.00      52,000,000.00      61,750,000.00    650,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.81

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.81

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.99

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.99

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $213,123.26

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $213,123.26

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,317,657.30

       a. Class A Monthly Interest:                             $1,504,628.13
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,645,448.82
       e. Excess Spread:                                        $5,167,580.35

   2.  Class B Available Funds:                                   $903,530.40

       a. Class B Monthly Interest:                               $155,610.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $747,920.40

   3.  Collateral Available Funds:                              $1,072,942.36

       a. Excess Spread:                                        $1,072,942.36

   4.  Total Excess Spread:                                     $6,988,443.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9395%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $115,181,214.82

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $98,986,170.11

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,986,170.11

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,206,604.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $102,192,774.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $102,192,774.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $6,988,443.11

   2.  Excess Finance Charge Collections:                               $0.00

   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00

   5.  Applied to fund Class B overdue Interest:                        $0.00

   6.  Applied to fund Class B Required Amount:                   $256,528.37

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00

   8.  Applied to Collateral Monthly Interest:                    $213,123.26

   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33

   10. Collateral Default Amount treated as
       Available Principal Collections:                           $304,627.44

   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00

   12. Deposited to Reserve Account:                                    $0.00

   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00

   l4. Balance:                                                 $5,130,830.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.9296%
       b. Prior Monthly Period                                        5.7145%
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6499%
       b. Prior Monthly Period                                       15.5012%
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A